Exhibit 99.1

News Release

Regency, Eagle Rock Announce Close of FTC Investigation of Regency’s Proposed Eagle Rock Midstream Business Acquisition

DALLAS—(BUSINESS WIRE)—June 27, 2014—Regency Energy Partners LP (NYSE: RGP) (“Regency”) and Eagle Rock Energy Partners, L.P. (NASDAQ: EROC) (“Eagle Rock”) received confirmation that the Federal Trade Commission has voted to close its investigation into the previously announced approximately $1.3 billion acquisition by Regency of Eagle Rock’s midstream business. This satisfies the final regulatory approval required for closing. As a result, Regency and Eagle Rock intend to close the transaction effective 12:01 a.m. July 1, 2014.

About Regency

Regency is a growth-oriented, master limited partnership engaged in the gathering and processing, compression, treating and transportation of natural gas; and the transportation, fractionation and storage of natural gas liquids; the gathering, transportation and terminaling of oil (crude and/or condensate) received from producers; and the management of coal and natural resource properties in the United States. Regency’s general partner is owned by Energy Transfer Equity, L.P. (NYSE: ETE).

About Eagle Rock

Eagle Rock is a growth-oriented master limited partnership, which, following the closing of the transaction, will be engaged in (a) the exploitation, development, and production of oil and natural gas properties and (b) ancillary gathering, compressing, treating, processing and marketing services with respect to the production of natural gas, natural gas liquids, condensate and crude oil.

Regency Additional Information

This release includes “forward-looking” statements. Forward-looking statements are identified as any statement that does not relate strictly to historical or current facts. Statements using words such as “anticipate,” “believe,” “intend,” “project,” “will,” “plan,” “expect,” “continue,” “estimate,” “goal,” “forecast,” “may” or similar expressions help identify forward-looking statements. Although we believe our forward-looking statements are based on reasonable assumptions and current expectations and projections about future events, we cannot give any assurance that such expectations will prove to be correct. Forward-looking statements are subject to a variety of risks, uncertainties and assumptions, including the following risks: Regency’s ability to complete the Eagle Rock Midstream Acquisition, unexpected difficulties in integrating Regency’s operations as a result of any significant acquisitions, volatility in the price of oil, natural gas, condensate, natural gas liquids and coal, declines in the credit markets and the availability of credit for Regency as well as for producers connected to Regency’s system and its customers, the level of creditworthiness of, and performance by, Regency’s counterparties and customers, Regency’s ability to access capital to fund organic growth projects and acquisitions, Regency’s ability to obtain debt and equity financing on satisfactory terms, Regency’s use of derivative financial instruments to hedge commodity and interest rate risks, the amount of collateral required to be posted from time-to-time in Regency’s transactions, changes in commodity prices, interest rates, and demand for Regency’s services, changes in laws and regulations impacting the midstream sector of the natural gas industry, oil industry and the coal mining industry, including those that relate to climate change and environmental protection and safety, including with respect to emissions levels applicable to coal-burning power generators and permissible levels of mining runoff, regulation of transportation rates on natural gas, natural gas liquids and oil pipelines, industry changes including the impact of consolidation and changes in competition, Regency’s ability to obtain indemnification for cleanup liabilities and to clean up any hazardous materials release on satisfactory terms, Regency’s ability to obtain required approvals for construction or modernization of Regency’s facilities and the timing of production from such facilities, and the effect of accounting pronouncements issued periodically by accounting standard setting boards, the extent to which the amount and quality of actual production of Regency’s coal differs from estimated recoverable coal reserves, the experience and financial condition of Regency’s coal lessees, operating risks, including unanticipated geological problems, incidental to Regency’s gathering and processing segment and natural resources segment, the ability of Regency’s lessees to produce sufficient quantities of coal on an economic basis from reserves and obtain favorable contracts for such production, delays in anticipated start-up dates of new development in Regency’s gathering and processing segment and Regency’s lessees’ mining operations and related coal infrastructure projects and uncertainties relating to the effects of regulatory guidance on permitting under the Clean Water Act and the outcome of current and future litigation regarding mine permitting. Therefore, actual results and outcomes may differ materially from those expressed in such forward-looking statements.

These and other risks and uncertainties are discussed in more detail in filings made by Regency with the Securities and Exchange Commission, which are available to the public. Regency undertakes no obligation to update publicly or to revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Eagle Rock Additional Information

This news release may include “forward-looking statements.” All statements, other than statements of historical facts, included in this press release that address activities, events or developments that Eagle Rock expects, believes or anticipates will or may occur in the future are forward-looking statements and speak only as of the date on which such statement is made. These statements are based on certain assumptions made by Eagle Rock based on its experience and perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate under the circumstances. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of Eagle Rock. These include, but are not limited to, risks related to volatility of commodity prices; market demand for crude oil, natural gas and natural gas liquids; the effectiveness of Eagle Rock’s hedging activities; Eagle Rock’s ability to retain key customers; Eagle Rock’s ability to continue to obtain new sources of crude oil and natural gas supply; the availability of local, intrastate and interstate transportation systems and other facilities to transport crude oil, natural gas and natural gas liquids; competition in the oil and gas industry; Eagle Rock’s ability to obtain credit and access the capital markets; general economic conditions; and the effects of government regulations and policies. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, Eagle Rock’s actual results and plans could differ materially from those implied or expressed by any forward-looking statements. Eagle Rock assumes no obligation to update any forward-looking statement as of any future date. For a detailed list of Eagle Rock’s risk factors, please consult Eagle Rock’s Form 10-K, filed with the Securities and Exchange Commission (“SEC”) for the year ended December 31, 2013, and Eagle Rock’s Forms 10-Q filed with the SEC for subsequent quarters, including Eagle Rock’s Form 10-Q filed for the quarter ended March 31, 2014, when filed, as well as any other public filings, and press releases.

Contacts:

Regency Energy Partners LP

Investor Relations:

Lyndsay Hannah, 214-840-5477

Manager, Finance & Investor Relations

ir@regencygas.com

or

Media Relations:

Granado Communications Group

Vicki Granado, 214-599-8785

vicki@granadopr.com

Eagle Rock Energy Partners, L.P.:

Investor Relations:

Robert Haines, 281-408-1303

Vice President and Chief Financial Officer

Chad Knips, 281-408-1203

Director of Corporate Finance and Investor Relations